SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                                October 20, 2006
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The Board of Directors of Alanco Technologies, Inc. elected to effect a 2 for 5 reverse stock split effective on October 16, 2006. The Company's Class A Common Stock will trade on a post-split adjusted basis under the interim trading symbol "ALAND" for a period of 20 days from October 16, 2006, after which the Company's trading symbol will return to "ALAN." Authority for the reverse split had previously been obtained from the shareholders at the Company's Annual Shareholders Meeting held on January 20, 2006.

On October 16, 2006, the Company issued a press release announcing the reverse split, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

    99.1  Press release dated October 16, 2006.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2006                     ALANCO TECHNOLOGIES, INC.
                                        By: /s/ John A Carlson
                                           -------------------
                                           Chief Financial Officer